SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): AUGUST 16, 2001
                                                  ---------------


                          COLUMBUS MCKINNON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                ----------------------------------------------
                (State or other jurisdiction of incorporation)



                0-27618                             16-0547600
       ------------------------          ---------------------------------
       (Commission File Number)          (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
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    (Address of principal executive offices)                       (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
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(Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

     On August 16, 2001, the registrant announced another major step in its facility rationalization program with the closure of its Lister Bolt & Chain Division manufacturing facility in Richmond, BC, Canada. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.


Item 7.  EXHIBITS


EXHIBIT NUMBER                      DESCRIPTION

99                                  Press Release dated August 16, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          COLUMBUS MCKINNON CORPORATION
                                          -----------------------------

                                          By:   /S/ ROBERT L. MONTGOMERY, JR.
                                                -----------------------------
                                          Name:  Robert L. Montgomery, Jr.
                                          Title: Executive Vice President


Dated:  AUGUST 16, 2001
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



                                  EXHIBIT INDEX



EXHIBIT NUMBER        DESCRIPTION                                        PAGE
---------------       -----------                                        ----

      99              Press Release dated August 16, 2001                   1